Exhibit 10.181

AMENDMENT
TO THE CALIFORNIACARE MEDICAL SERVICES AGREEMENT
BETWEEN BLUE CROSS OF CALIFORNIA AND
STARCARE MEDICAL GROUP D.B.A., GATEWAY MEDICAL
GROUP, INC.

This Amendment to the CALIFORNIACARE Medical Services Agreement is entered into at Woodland Hills Los Angeles County, California, as of January 1, 2000, between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Starcare Medical Group d.b.a.. Gateway Medical Group, Inc. (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CALIFORNIACARE Medical Services Agreement (“Agreement”), effective January 1, 2000 whereby PARTICIPATING MEDICAL GROUP is designated as a PARTICIPATING MEDICAL GROUP.

B.                                     Pursuant to Section 16.01 of the Agreement, the parties now desire to amend the Agreement to add language regarding the provision of services to Members of the AIM Program. The terms of this Amendment apply only to the BLUE CROSS AIM Program.

NOW, THEREFORE, IT IS AGREED:

1.                                       Article II, DEFINITIONS, Section 2.03.1 is hereby added to read:

“AIM Capitation” means a uniform prepayment fee per AIM Program Member per month, adjusted by age.

2.                                       Article II, DEFINITIONS, Section 2.03.2 is hereby added to read:

“AIM Capitation Services” means all AIM Covered Medical Services which are not otherwise designated as Insured Services or the responsibility of BLUE CROSS, in the Division of Financial Responsibilities under Exhibit A(2).

3.                                       Article II, DEFINITIONS, Section 2.03.3 is hereby added to read:

“AIM Program” means the program for increased access to maternity, delivery, and infant care services for low income women, offered by BLUE CROSS as a CALIFORNIACARE program under contract with the State of California pursuant to California Insurance Code Section 12695 et seq. Although the AIM Program is a CALIFORNIACARE program, it is in some ways unique and will, therefore, be separately identified in this Agreement.

4.                                       Article II, DEFINITIONS, Section 2.08, “Benefit Agreements” is hereby amended to delete the period at the end of the first sentence of Section 2.08 and replace it with the words, “or the AIM Program.”

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

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5                                          Article ll, DEFINITIONS, Section 2.20. “Covered Medical Services” is hereby deleted and Section 2.20 shall be restated in full to read:

“Covered Medical Services” means the services and benefits covered under the Benefit Agreements.  A matrix of financial responsibility for those services and benefits to CALIFORNIACARE Members is set forth as Exhibit A(1) (attached and incorporated by reference herein). A matrix of financial responsibility for those services and benefits to Members enrolled in the AIM Program is set forth as Exhibit A(2) (attached and incorporated by reference herein).

6.                                       Article II DEFINITIONS, is hereby amended to add Section 2.34.1 to read:

“Insured Services” applies to the AIM Program only and means the benefits and services as set forth in Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, including:

A.           The benefits and services referenced in Section 7.09 (expenses which are paid directly by PARTICIPATING MEDICAL GROUP, to be reimbursed by BLUE CROSS).

B.             The benefits and services referenced in Section 7.10 (expenses which are paid directly by BLUE CROSS).

7.                                       Article II, DEFINITIONS, Section 2.36, “Member” shall be deleted and Section 2.36 is hereby restated in full to read:

“Member” shall mean a Subscriber or enrolled dependent covered by a Benefit Agreement, or an AIM Benefit Agreement.

8.                                       Article II, DEFINITIONS, Section 2.41. “Non-Capitated Services”, is hereby amended to add, after the first sentence of Section 2.41, the following language:

Non-Capitated Services shall not apply to Members enrolled in the AIM Program.

9.                                       Article IV, PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES, is hereby amended to add Section 4.01.A1 to read:

To promptly provide or arrange for available and accessible AIM Covered Medical Services for each Member enrolled in BLUE CROSS’ AIM Program and assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member’s Benefit Agreement and this Agreement and to provide those services in and through the facilities designated in Exhibit J (attached and incorporated by reference herein).

10.                                 Article IV, PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES, is hereby amended to add Section 4.02.J1 to read:

PARTICIPATING MEDICAL GROUP shall comply with State of California non-discrimination requirements.

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11.                                 Article IV, PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES, is hereby amended to add Section 4.02. M to read:

PARTICIPATING MEDICAL GROUP agrees to provide a patient education program on smoking for AIM Program Members.

12.                                 Article V, BLUE CROSS SERVICES AND RESPONSIBILITIES, Section 5.01 shall be deleted and Section 5.01 is hereby restated in full to read:

To perform or arrange for the performance of all necessary accounting and enrollment functions with respect to marketing and administering the CALIFORNIACARE program and AIM Program and to issue a CALIFORNIACARE or an AIM identification card to each Subscriber or each Subscriber and one additional eligible Member covered under a two-party or family contract as described in the Operations Manual. However, AIM Program enrollment shall be determined by the State of California and shall be reported to PARTICIPATING MEDICAL GROUP by BLUE CROSS as directed by the State of California.

13.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, the first paragraph of Section 7.01 shall be deleted and the first paragraph of Section 7.01 is hereby restated in full to read:

Exhibit D, G and G-1 (all incorporated by reference herein), set forth CALIFORNIACARE Capitation payments for new and renewing business. The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

14.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, shall be amended to add Section 7.01.1 to read:

7.01.1                  AIM CAPITATION

A.           Exhibit K-1 (incorporated by reference herein, sets forth AIM Capitation payments. The applicable AIM Capitation payment for each AIM Program Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

B.             AIM Capitation payment to PARTICIPATING MEDICAL GROUP for each mother will begin on the date the mother is assigned to PARTICIPATING MEDICAL GROUP and will continue up to sixty (60) days after delivery.

C.             In the event BLUE CROSS assigns a mother to PARTICIPATING MEDICAL GROUP retroactively, AIM Capitation payment will be made from the date the mother is assigned to PARTICIPATING MEDICAL GROUP. BLUE CROSS will discourage retroactive additions beyond a ninety (90) day period.

D.            AIM Capitation payment to PARTICIPATING MEDICAL GROUP will be made for each infant for professional services related to normal pregnancy and cesarean section delivery including the administration of pediatric immunizations, periodic checkups, other covered professional services and covered outpatient services.  The AIM Capitation payment made under this Paragraph 7.01.1D will begin from the date of birth and continue for a period of up to twenty-four (24) months after birth.

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E.              The provision of professional services for treatment of complications for an infant on an inpatient basis will be paid at the rates set forth at Exhibit E. Complications means it is Medically Necessary to admit the infant to a Level II or Level III intensive care newborn nursery (hereafter referred to as “Complications”). PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for services rendered in conjunction with the treatment of Complications within twelve (12) months of date of service

F.              All covered professional services and supplies for infants treated for Complications will be paid in accordance to the coverage limits of the AIM Benefit Agreement, not to exceed total expense incurred for those services and supplies.

G.             AIM Capitation payment for infants treated for Complications will be suspended and resume when further confinement in a Level II or Level III intensive care newborn nursery is not Medically Necessary. BLUE CROSS will reconcile the AIM Capitation payment for infants on a retroactive basis pursuant to the date an infant begins treatment for Complications and therefore the PARTICIPATING MEDICAL GROUP commences receiving payment under Paragraphs E and F above.

H.            PARTICIPATING MEDICAL GROUP will not be at risk for the provision of institutional services to AIM Program Members. For AIM Program Members, hospitals and other institutions will be paid based on BLUE CROSS contracted rates and/or fee-for-service.

15.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, Section 7.02 is hereby amended to add, at the beginning of the Section prior to the word “Capitation”, the word “CALIFORNIACARE”.

16.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, is hereby amended to add Section 7.02.1 to read:

AIM compensation shall be paid in consideration for providing the AIM Capitation Services and arranging non-Capitation Services designated as BLUE CROSS responsibility, as set forth in Exhibit A(2), in a manner consistent with this Agreement for each Member enrolled in the AIM Program and assigned to PARTICIPATING MEDICAL GROUP, and in consideration for all AIM Capitation Services arranged through referral for Members by PARTICIPATING MEDICAL GROUP. The AIM Capitation payment shall be made by the tenth of each month and shall be computed on the basis of the most current information available.

Each AIM Capitation payment shall be accompanied by a remittance summary as set forth in Section 7.02 above. A complete listing of Members that are eligible for AIM Capitation Services is provided in the monthly Eligibility Report, as set forth in Article VI.

17.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, is hereby amended to add Section 7.07. to read:

With respect to BLUE CROSS’ AIM Program, pregnancy and maternity services (as set forth in the AIM Benefit Agreement) rendered by PARTICIPATING MEDICAL GROUP to a Member, shall, at the date of delivery, be compensated at One Thousand Eight Hundred Fifty Dollars ($1,850.00) per applicable Member (hereafter referred to as the “Global Fee”).  For the purposes of this Section, “delivery” shall mean a live birth, either by vaginal or cesarean delivery with both a minimum fetal weight of 500 grams and a minimum length of 20 centimeters or with a minimum of 20 weeks

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gestation. Alternately, “delivery” shall mean the vaginal delivery of a stillbirth of a minimum of 20 weeks gestation, labor induced by pitosin or prostoglandin with a licensed obstetrician in attendance.  The Global Fee payment is compensation for pregnancy and maternity care services, professional services provided to the mother for delivery including prenatal and postnatal physician’s office visits, other covered professional services and covered outpatient services. PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for a Global Fee within twelve (12) months of “delivery”.

18.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, is hereby amended to add Section 7.08 to read:

INSURED SERVICES, as defined in this Agreement, shall include each of the services and benefits set forth in this Section 7.08. which shall be provided according to the AIM Benefit Agreement and paid directly by PARTICIPATING MEDICAL GROUP.  Except as stated below, reimbursement to PARTICIPATING MEDICAL GROUP for the following Insured Services shall be made by BLUE CROSS in accordance with the lesser of (i) actual billed charges; (ii) the fee schedule set forth in Exhibit E; (iii) the rate negotiated between BLUE CROSS and the provider of service: or (iv) the amount actually paid by PARTICIPATING MEDICAL GROUP, within forty-five (45) working days following receipt of a clean, undisputed claim as follows, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service:

A.                                   Chemotherapy   drugs, intravenously administered exclusive of professional charges.

B.                                     Durable medical equipment and prosthetic devices.

C.                                     Mammography.  Reimbursement for routine mammograms shall be limited to *** per AIM Program Member per calendar year.

D.                                    Pregnancy and maternity services.  Reimbursement shall equal the Global Fee *** as set for in Section 7.07 above.

E.                                      Professional hemodialysis services.

F.                                      Hepatitis B vaccine and gamma globulin.

G.                                     Pediatric immunization serums.

19.                                 Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, is hereby amended to add Section 7.09 to read:

The provider of Insured Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean, undisputed claim accompanied by an Authorization from PARTICIPATING MEDICAL GROUP. This section shall only apply for the following Insured Services: DME, prosthetics and chemotherapy drugs.

BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable Charges, or the rate arranged for by a CALIFORNIACARE Case Manager.

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20                                    Article VIII, ENROLLMENT PROTECTION. Section 8 01 shall be amended to add the following sentence

Sections 8.02, 8 03, and 8.04 shall not apply to BLUE CROSS’ AIM Program.

21.                                 Article VIII, ENROLLMENT PROTECTION. Section 8.03.1 is hereby added to read:

The liability of PARTICIPATING MEDICAL GROUP for expenses for AIM Capitation Services rendered to any single Member enrolled in BLUE CROSS’ AIM Program shall be limited to the first Six Thousand Dollars ($6,000.00) of such expenses during the mother’s enrollment and each calendar year of the infant’s enrollment if PARTICIPATING MEDICAL GROUP elects Enrollment.  Protection as set forth in Exhibit K-1 herein.

22.                                 Article VIII, ENROLLMENT PROTECTION. Section 8.05.1 is hereby added to read:

The total expenses of PARTICIPATING MEDICAL GROUP for AIM Capitation Services rendered to any single Member during the mother’s enrollment and each calendar year of the infant’s enrollment shall be calculated according to the fee schedule set forth in Exhibit E. In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party then the actual cost for that procedure shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

23.                                 Article VIII, ENROLLMENT PROTECTION. Section 8.06.1 is hereby added to read:

Expenses in connection with the following services shall not be included as AIM Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the AIM Enrollment Protection level:

A.                                   Pregnancy and maternity services covered by the Global Fee under Section 7.08 herein.

B.                                     Services rendered to infants for treatment of Complications pursuant to Sections 7.01.1E and F.

C.                                     Services rendered in connection with Workers’ Compensation cases.

D.                                    Services for which payment is obtained from third-party sources.

E.                                      Services for which payment is obtained from BLUE CROSS through any coverage other than the AIM Program.

All copayments applicable for AIM Capitation Services rendered to Members shall be subtracted from AIM Capitation Services expenses.  When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related copayments under the Coordination of Benefits rules in the Member’s Benefit Agreement.

24.                                 Article VIII, ENROLLMENT PROTECTION. Section 8.07.1 is hereby added to read:

PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the AIM Enrollment Protection level.  After reaching the AIM Enrollment Protection level with regard to any AIM Program Member, during the remainder of a mother’s enrollment or the remainder of the calendar year of an infant’s enrollment, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS

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for one hundred percent (100%) of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Sections 8.03.1, 8.05.1, and 8.06.1.  Reimbursement to PARTICIPATING MEDICAL GROUP shall be made by BLUE CROSS in accordance with the fee schedule set forth in Exhibit E, on a monthly basis, within forty-five (45) working days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP. Services which are not set forth in Exhibit E shall be reimbursed by BLUE CROSS at the actual charges paid by PARTICIPATING MEDICAL GROUP.

25.                                 Article VIII, ENROLLMENT PROTECTION, Section 8.08 shall be deleted and Section 8.08 is hereby restated in full to read:

PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP’s limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members or AIM Program Members. Any claims under the Enrollment Protection programs under Article VIII hereof which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service. For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS requirements with respect to back-up information.

26.                                 Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of this Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP
STARCARE MEDICAL GROUP D.B.A., GATEWAY MEDICAL GROUP, INC.

Signature:	/s/ Barry Ford	Signature:	/s/ Marlean Free

Name:	Barry Ford	Name:	MARLEAN FREE

Title	Vice President Network Development & Management	Title	DIRECTOR

Date:	1-4-2000	Date:	12/27/99

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EXHIBIT A (2)-
AIM
DIVISION OF FINANCIAL RESPONSIBILITY

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

ACUPUNCTURE	***	***	***
	***	***	***
AIDS	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
ALLERGY TESTING & TREATMENT	***	***	***
Professional Component	***	***	***
Serums	***	***	***
	***	***	***
AMBULANCE: Air or Ground	***	***	***
In-Area	***	***	***
Out-of-Area	***	***	***
	***	***	***
AMNIOCENTESIS	***	***	***
Outpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
ANESTHETICS, Administration of	***	***	***
	***	***	***
ARTIFICIAL EYE	***	***	***
	***	***	***
ARTIFICIAL INSEMINATION	***	***	***
	***	***	***
ARTIFICIAL LIMBS (Prosthetic Device)	***	***	***
	***	***	***
BIOFEEDBACK	***	***	***
	***	***	***
BLOOD AND BLOOD PRODUCTS	***	***	***
From Blood Bank	***	***	***
Autologous Blood Donation	***	***	***
	***	***	***
CHEMICAL DEPENDENCY REHABILITATION	***	***	***
Inpatient Facility Component	***	***	***
Inpatient Professional Component	***	***	***
Outpatient Facility Component	***	***	***
Outpatient Professional Component	***	***	***
	***	***	***
CHEMOTHERAPY DRUGS (intravenously administered)	***	***	***
Professional Component	***	***	***
Chemotherapy Drugs	***	***	***

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

CHIROPRACTIC (Referred Service only)	***	***	***
	***	***	***
CIRCUMCISION	***	***	***
	***	***	***
COLOSTOMY SUPPLIES	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Dispensing	***	***	***
In Conjunction with Home Health	***	***	***
	***	***	***
DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
DETOXIFICATION	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
DURABLE MEDICAL EQUIPMENT (DME)	***	***	***
	***	***	***
EMERGENCY ADMISSIONS: In-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
EMERGENCY ADMISSIONS: Out-of-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
EMERGENCY ROOM: In-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
EMERGENCY ROOM: Out-of-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
EMPLOYMENT PHYSICAL EXAMS	***	***	***

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services		Capitation	Blue Cross Services	Insured Services

	ENDOSCOPIC STUDIES	***	***	***
	Inpatient / Outpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	EXPERIMENTAL PROCEDURES	***	***	***
		***	***	***
	FAMILY PLANNING SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Clinic or Non-Hospital Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	FETAL MONITORING	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	GENETIC TESTING	***	***	***
		***	***	***
	HEALTH EDUCATION	***	***	***
		***	***	***
(1)	HEALTH EVALUATIONS / PHYSICALS (required by third party or outside agency)	***	***	***
		***	***	***
	HEARING AIDS	***	***	***
		***	***	***
	HEARING SCREENING	***	***	***
		***	***	***
	HEMODIALYSIS	***	***	***
	Inpatient / Outpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***	***
		***	***	***
	HOME HEALTH (including medications)	***	***	***
		***	***	***
	HOSPICE (in lieu of acute inpatient or SNF care)	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***

(1)          Routine physical examinations or tests which do not directly treat an actual illness, injury or condition unless authorized by a Primary Care Physician, except in no event will any physical examination or test required by employment or government authority, or at the request of a third party such as a school, camp or sport affiliated organization be covered.

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

HOSPITAL BASED PHYSICIANS	***	***	***
	***	***	***
Anesthesiology	***	***	***
Audiology	***	***	***
Cardiology	***	***	***
Emergency Medicine	***	***	***
General Surgery	***	***	***
Neonatology	***	***	***
Nephrology	***	***	***
Neurology	***	***	***
Neurosurgery	***	***	***
Obstetrics / Gynecology	***	***	***
Orthopedic Surgery	***	***	***
Pathology	***	***	***
Pediatrics	***	***	***
Physical Medicine	***	***	***
Pulmonary Medicine	***	***	***
Radiology	***	***	***
Radiation Oncology	***	***	***
Urology	***	***	***
	***	***	***
HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***	***
In-Area	***	***	***
Out-of-Area (Emergency)	***	***	***
	***	***	***
IMMEDIATE CARE - In Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
IMMEDIATE CARE - Out Of Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
IMMUNIZATION SERUMS (pediatric)	***	***	***
	***	***	***
IMMUNIZATION SERUMS (Adult)	***	***	***

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services		Capitation	Blue Cross Services	Insured Services

	INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient	***	***	***
		***	***	***
	OUTPATIENT INFANT APNEA MONITOR	***	***	***
		***	***	***
	INFERTILITY(Diagnosis / Treatment)	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	INFUSION THERAPY	***	***	***
	Inpatient / Outpatient Facility Component	***	***	***
	Professional Component	***	***	***
	Infused Substances	***	***	***
		***	***	***
	INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin)	***	***	***
		***	***	***
	LABORATORY SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Hospital Facility Component	***	***	***
	Outpatient Clinic or Non-Hospital Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	LITHOTRIPSY	***	***	***
	Inpatient / Outpatient Hospital Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
(2)	MAMMOGRAPHY	***	***	***
	Technical Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	MENTAL HEALTH	***	***	***
	Inpatient Facility Component	***	***	***
	Inpatient Professional Component	***	***	***
	Outpatient Professional Component	***	***	***
		***	***	***
	NUTRITIONIST/ DIETITIAN	***	***	***

(2)          Limited to $75.00 per member per year

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services		Capitation	Blue Cross Services	Insured Services

	OBSTETRICAL SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
(3)	Inpatient Professional Component	***	***	***
(4)	Outpatient (non-hospital facility) Diagnostic Services	***	***	***
		***	***	***
	OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***	***
		***	***	***
	ORGAN TRANSPLANTS (non-experimental)	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***	***
	Primary Care Physicians	***	***	***
	Specialty Physicians	***	***	***
		***	***	***
	OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS	***	***	***
	These services include, but are not limited to the following:	***	***	***
	Angiograms	***	***	***
	CAT Scan	***	***	***
	2-D Echo	***	***	***
	EEG	***	***	***
	EKG (aka: ECG)	***	***	***
	EMG	***	***	***
	Holter Monitor	***	***	***
	MRI	***	***	***
	Treadmill	***	***	***
	Ultrasound	***	***	***
		***	***	***
	OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***	***
	Professional Component for:	***	***	***
	Anesthesiology	***	***	***
	Audiology	***	***	***

(3)          Global Payment of $1,850.00 payable to PARTICIPATING MEDICAL GROUP after delivery.

(4)          Global Payment of $1,850.00 payable to PARTICIPATING MEDICAL GROUP after delivery

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

Cardiology	***	***	***
Emergency Medicine	***	***	***
General Surgery	***	***	***
Neonatology	***	***	***
Nephrology	***	***	***
Neurology	***	***	***
Obstetrics / Gynecology	***	***	***
Orthopedics	***	***	***
Pathology	***	***	***
Pediatrics	***	***	***
Physical Medicine	***	***	***
Pulmonary Medicine	***	***	***
Radiation Oncology	***	***	***
Radiology	***	***	***
Urology	***	***	***
	***	***	***
OUTPATIENT SURGERY	***	***	***
Facility Component	***	***	***
Professional Component for:	***	***	***
Anesthesiology	***	***	***
Audiology	***	***	***
Cardiology	***	***	***
Emergency Medicine	***	***	***
Neonatology	***	***	***
Neurology	***	***	***
Nephrology	***	***	***
Orthopedics	***	***	***
Pathology	***	***	***
Pediatrics	***	***	***
Physical Medicine	***	***	***
Pulmonary Medicine	***	***	***
Radiation Oncology	***	***	***
Radiology	***	***	***

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services		Capitation	Blue Cross Services	Insured Services

	Urology	***	***	***
		***	***	***
	PEDIATRIC SERVICES (newborn)	***	***	***
		***	***	***
	PHYSICAL THERAPY	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Clinic or Non-Hospital Facility Component	***	***	***
	Inpatient / Outpatient Professional Component	***	***	***
		***	***	***
	PHYSICIAN VISITS	***	***	***
	To Hospital	***	***	***
	To Skilled Nursing Facility	***	***	***
	To Patient Home	***	***	***
		***	***	***
	PHYSICIAN OFFICE VISITS	***	***	***
	Consultations	***	***	***
	Specialty Visits	***	***	***
		***	***	***
	PODIATRY SERVICES	***	***	***
		***	***	***
	PREADMISSION TESTING	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Hospital Facility Component	***	***	***
	Outpatient Clinic or Non-Hospital Facility Component	***	***	***
	Inpatient / Outpatient Professional Component	***	***	***
		***	***	***
	PREGNANCY SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
(5)	Professional Component	***	***	***
		***	***	***
	PROSTHETIC DEVICES	***	***	***
		***	***	***
	RADIATION THERAPY	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Hospital Facility Component	***	***	***
	Outpatient Clinic Facility Component	***	***	***
	Professional Component	***	***	***

(5)          Global Payment of $1,850.00 payable to PARTICIPATING MEDICAL GROUP after delivery.

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

RADIOLOGY SERVICES	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Hospital Facility Component	***	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
RECONSTRUCTIVE SURGERY	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
REFRACTIONS	***	***	***
	***	***	***
REHABILITATION SERVICES (Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***	***
Inpatient Facility Component	***	***	***
Inpatient Professional Component	***	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***	***
Outpatient Professional Component	***	***	***
	***	***	***
ROUTINE PHYSICAL EXAMINATIONS	***	***	***
	***	***	***
SKILLED NURSING FACILITY (SNF)	***	***	***
	***	***	***
SPECIALIST CONSULTATIONS	***	***	***
	***	***	***
SURGICAL SUPPLIES	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Facility Component	***	***	***
	***	***	***
TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***	***
Dental Treatment	***	***	***
Professional Component (for the diagnosis and medically necessary correction)	***	***	***
Inpatient Facility Component	***	***	***
	***	***	***
TRANSFUSIONS	***	***	***
From Blood Bank	***	***	***
Autologous Blood Donations	***	***	***

*** All reference to the division of financial responsibility have been deleted.

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

URGENT CARE: In-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
URGENT CARE: Out-of-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
VISION SCREENING	***	***	***
	***	***	***
VISION CARE	***	***	***
Medically Necessary Care	***	***	***
Refraction	***	***	***
Lenses / Frames (covered by optional rider)	***	***	***
Contact lenses (fitting only)	***	***	***

*** All reference to the division of financial responsibility have been deleted.

EXHIBIT K-1

AIM PROGRAM CAPITATION

I.                                         Mother With Enrollment Protection Provided by BLUE CROSS

1.	Non-Pregnancy and Non-Maternity	*** per month from enrollment through 60 days after termination of pregnancy

2.	Pregnancy and Maternity	Global Fee applies per Section 7.09

Child With Enrollment Protection Provided by BLUE CROSS

1.	Age 0 - 1 year	*** per month from birth through first birthday

2.	Age 1 - 2 years	*** per month from 13 through 24 months

3.	Complications for infants	Exhibit E rates apply per Sections 7.01.1E and F

II.                                     Mother Without Enrollment Protection Provided by BLUE CROSS

1.	Non-Pregnancy and Non-Maternity	*** per month from enrollment through 60 days after termination of pregnancy

2.	Pregnancy and Maternity	Global Fee applies per Section 7.09

Child Without Enrollment Protection Provided by BLUE CROSS

1.	Age 0 - 1 year	*** per month from birth through first birthday

2.	Age 1 - 2 years	*** per month from 13 through 24 months

3.	Complications for infants	Exhibit E rates apply per Sections 7.01.1E and F

*** Confidential Treatment Requested

1

PARTICIPATING MEDICAL GROUP agrees to accept risk under either Subsection A or Subsection B as indicated below.

A.                                   PARTICIPATING MEDICAL GROUP agrees to participate in Article VIII, Enrollment Protection as set forth in Sections 8.01, 8.03.1, 8.05.1, 8.06.1, 8.07.1 and 8.08.1 of this Agreement; or

B.                                     PARTICIPATING MEDICAL GROUP, at it sole expense, agrees to obtain and maintain stop loss insurance for all expenses incurred under this Agreement in amounts acceptable to BLUE CROSS.  Upon request, PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with copies of its stop loss insurance policy referenced in this Subsection B.

PARTICIPATING MEDICAL GROUP hereby elects to accept risk pursuant to

Subsection     ☐ A.   or   ☒ B.     (check one)

2